EXCHANGE LISTED FUNDS TRUST

Saba Closed-End Funds ETF

Cboe BZX Exchange Ticker: CEFS

Supplement dated December 5, 2024 to the currently effective

Prospectus and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Prospectus and SAI for the Saba Closed-End Funds ETF (the “Fund”) and should be read in conjunction with those documents.

Effective immediately, Pierre Weinstein no longer serves as portfolio manager for the Fund. To reflect this change, all references to Mr. Weinstein as a portfolio manager of the Fund are removed from the Fund’s Prospectus and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.